                                                                   EXHIBIT 10.37

[NATIONAL BANK OF CANADA LETTERHEAD]

                                                            Writer's Direct Line
                                                            (403) 294-4957
March 3, 2000



Neutrino Resources Inc.                      Southern Mineral Corporation
#1400, 300 - 5th Avenue SW                   1201 Louisiana
Calgary, Alberta                             Suite 3350
T2P 3C4                                      Houston, Texas 77002-5609


ATTENTION: Mr. Randy Denecky                 ATTENTION:  Mr. Michael Luttrell
           Controller                                    Vice-President, Finance

Dear Sir:

RE: CREDIT FACILITIES - NATIONAL BANK OF CANADA/NEUTRINO RESOURCES INC.


We are pleased to advise that National Bank of Canada has approved the following amendments to the Credit Facilities for Neutrino Resources Inc., subject to the terms and conditions below. All other terms and conditions of the accepted Offering Letter dated July 15, 1999 and accepted amendment to the Offering Letter dated December 24, 1999 remain in full force and effect unless superseded below.

BORROWER:           NEUTRINO RESOURCES INC.  (the "Borrower").
--------

LENDER:             NATIONAL BANK OF CANADA (the "Bank").
------


CREDIT FACILITY A:  REVOLVING OPERATING DEMAND LOAN (the "Credit Facility A").
------------------

MAXIMUM AMOUNT:     $11,050,000.  Sublimit of $2,500,000 for Letters of Credit
--------------      and/or Letters of Guarantee ("L/C/Gs").


AVAILABILITY:       Canadian dollars.  Revolving in multiples of $100,000.
------------


                    FOR ALL CREDIT FACILITIES
                    -------------------------

SECURITY:           All security shall be completed, duly executed, delivered,
--------            and registered promptly, where necessary, to the entire
                    satisfaction of the Bank and its counsel. All Security and the terms thereof shall be retained in full force and effect as Security for repayment of all loans and advances made hereunder and for other loans and advances that may be made from time to time in the future whether hereunder or otherwise.

                    TO BE OBTAINED:
                    --------------

                     1.  Amending Offering Letter dated March 3, 2000.

Neutrino Resources Inc.
RE: Offering Letter
March 3, 2000                                                             Page 2
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EXPIRY DATE:        This Amending Offering Letter is open for acceptance until
-----------         March 10, 2000, at which time it will expire unless extended by mutual consent.


If the foregoing terms and conditions are acceptable, please sign both copies of this Offering Letter and return one copy to the Bank by the expiry date.

National Bank of Canada appreciates the opportunity of providing this Offering Letter to Neutrino Resources Inc. We look forward to our continuing and mutually beneficial relationship.

Yours truly,

NATIONAL BANK OF CANADA

/s/ Kevin Kynoch                     /s/ Brian J. Mellum
------------------------             ----------------------------
Kevin Kynoch                         Brian J. Mellum
Manager                              Senior Manager
Energy Group                         Energy Group



AGREED AND ACCEPTED this 7th day of March, 2000.


NEUTRINO RESOURCES INC.


PER:/s/illegible signature
    -----------------------------
                                                            (Corporate Seal)


PER:/s/illegible signature
    -----------------------------